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                                                                    EXHIBIT 32.1

                Certification Pursuant To 18 U.S.C. Section 1350,
                             As Adopted Pursuant To
                  Section 906 Of The Sarbanes-Oxley Act Of 2002



         I, Scott A. Edmonds, President and Chief Executive Officer of Chico's FAS, Inc. (the "Company") certify, pursuant to 18 U.S.C. section 1350, as adopted pursuant to section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

         (1) The Quarterly Report of the Company on Form 10-Q for the period ended July 31, 2004 as filed with the Securities and Exchange Commission on the date hereof (the "Report") fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


                  /s/ Scott A. Edmonds
                  -------------------------------------
                  Scott A. Edmonds
                  President and Chief Executive Officer
                  August 26, 2004